UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 1, 2008

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
60 E. Rio Salado Parkway, Suite 1012
Tempe, AZ 85281
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.2
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Effective October 1, 2008, Robert M. Worsley, the President, Chief Executive Officer and Chairman of Renegy Holdings, Inc. (the “Company”) resigned from his position as the Company’s President. Mr. Worsley will continue to serve as the Company’s Chief Executive Officer and Chairman.
     (c) Effective October 1, 2008, Hugh W. Smith, the Company’s Chief Operating Officer, who is 50 years of age, was appointed President of the Company. Mr. Smith will continue to serve as the Company’s Chief Operating Officer. Mr. Smith has served as the Company’s Chief Operating Officer since March 2008. Additional biographical information of Mr. Smith is set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 2, 2008.
     In connection with the appointment of Mr. Smith as President, the Company and Mr. Smith entered into a Letter Agreement, dated October 1, 2008, providing for such appointment and amending Mr. Smith’s current employment agreement with the Company dated August 14, 2008. A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.
     (e) In connection with Robert M. Worsley’s resignation as President of the Company, the Company and Mr. Worsley entered into a Letter Agreement, dated October 1, 2008, which amends Mr. Worsley’s current employment agreement with the Company dated May 8, 2007. In addition to providing for the resignation of Mr. Worsley as President, the Letter Agreement provides that 50% of Mr. Worsley’s base salary to be earned for the period between October 1, 2008 and December 31, 2008 will be payable in restricted stock instead of cash. Accordingly, Mr. Worsley’s base salary, which is currently $400,000 on an annual basis, for the period between October 1, 2008 and December 31, 2008 will be payable as follows: (i) $50,000 will be payable in cash in accordance with normal payroll practices and (ii) $50,000 will be payable in the form of 25,000 shares of the Company’s restricted stock (based on the $2.00 closing price of the Company’s common shares on October 1, 2008) vesting in full on December 31, 2008, subject to Mr. Worsley’s continued employment with the Company. All other provisions of Mr. Worsley’s current employment agreement will remain in effect. A copy of the Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference in its entirety.
     Item 5.02(c) is hereby incorporated by reference into this Item 5.02(e) with respect to Hugh W. Smith’s Letter Agreement.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with Mr. Worsley’s resignation as President of the Company, and Mr. Smith’s appointment to such position, the Company’s Board of Directors approved an amendment to Article IV, Section 2 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to separate the positions of President and Chief Executive Officer at the discretion of the Board of Directors, effective October 1, 2008. Article IV, Section 2 of the Bylaws previously read as follows:
     “2. President. The President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.”

     Article IV, Section 2 of the Bylaws has been amended to read as follows:
     “2. Chief Executive Officer; President.
     (a) Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.”
     (b) Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer. If an officer other than the President is designated Chief Executive Officer, the President shall have such powers and shall perform such duties as shall be assigned to him by the Chief Executive Officer or the Board of Directors. In the absence, disability or refusal of the Chief Executive Officer to act, or the vacancy of such office, the President shall be vested with all the powers and shall perform all the duties of the Chief Executive Officer, unless or until the Board of Directors shall otherwise determine.”
     In addition, references to the “President” were amended to the “Chief Executive Officer” or “the Chief Executive Officer and the President” throughout the Bylaws, as the context required. A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws, dated October 1, 2008.

10.1	Letter Agreement, by and between the Company and Hugh W. Smith, dated October 1, 2008.

10.2	Letter Agreement, by and between the Company and Robert M. Worsley, dated October 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.
By:	/s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer

Date: October 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws, dated October 1, 2008.

10.1	Letter Agreement, by and between the Company and Hugh W. Smith, dated October 1, 2008.

10.2	Letter Agreement, by and between the Company and Robert M. Worsley, dated October 1, 2008.